Exhibit 1.1

Execution Copy

MAGELLAN MIDSTREAM PARTNERS, L.P.

2,100,000 Common Units

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

May 4, 2005

WACHOVIA CAPITAL MARKETS, LLC

7 St. Paul Street, 1st Floor

Baltimore, Maryland 21202

Dear Sirs:

Magellan Midstream Holdings, L.P., a Delaware limited partnership (the “Selling Unitholder”), proposes to issue and sell to Wachovia Capital Markets, LLC (the “Underwriter”) an aggregate of 2,100,000 common units (the “Firm Units”) representing limited partner interests in Magellan Midstream Partners, L.P. (the “Common Units”). In addition, the Selling Unitholder proposes to grant to the Underwriter an option to purchase up to an additional 289,558 Common Units (the “Option Units”) on the terms and for the purposes set forth in Section 3. The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.” Capitalized terms used but not defined herein shall have the same meanings given them in the Partnership Agreement (as defined herein).

Magellan GP, LLC, a Delaware limited liability company, serves as the general partner (the “General Partner”) of Magellan Midstream Partners, L.P., a Delaware limited partnership (the “Partnership”). The Partnership is the sole limited partner of Magellan OLP, L.P., a Delaware limited partnership (the “Operating Partnership”), and the sole stockholder of Magellan GP, Inc., a Delaware corporation (“OLP GP”), which serves as the general partner of the Operating Partnership. The Partnership is the sole limited partner of Magellan Pipeline Company, L.P., a Delaware limited partnership (“MPL LP”), and the sole member of Magellan Pipeline GP, LLC, a Delaware limited liability company (“MPGP LLC”), which serves as the general partner of MPL LP. Each of Magellan NGL, LLC, a Delaware limited liability company (“MNGL LLC”), Magellan Terminals Holdings, L.P., a Delaware limited partnership (“MTH LP”), Magellan Pipelines Holdings, L.P., a Delaware limited partnership (“MPH LP”), Magellan Ammonia Pipeline, L.P., a Delaware limited partnership (“MAP LP”), and Magellan Asset Services, L.P., a Delaware limited partnership (“MAS LP”), is a subsidiary of the Operating Partnership, and is sometimes referred to herein individually as a “Subsidiary” and collectively as the “Subsidiaries.” The Operating Partnership owns a 50% limited liability company interest in Osage Pipe Line Company, LLC, a Delaware limited liability company (“Osage”).

The Partnership, the General Partner, the Operating Partnership, OLP GP, MPL LP, MPGP LLC and the Subsidiaries are sometimes referred to herein individually as a “Partnership Entity” and collectively as the “Partnership Entities.” The Partnership Entities, excluding the General Partner, are sometimes referred to herein collectively as the “Partnership Group.” The Partnership, the General Partner, the Operating Partnership, OLP GP, MPL LP and MPGP LLC are sometimes referred to herein collectively as the “Magellan Parties.”

This underwriting agreement (this “Agreement”) is to confirm the agreement among the Magellan Parties, the Selling Unitholder and the Underwriter concerning the purchase of the Units from the Selling Unitholder by the Underwriter.

Section 1. Representations, Warranties and Agreements of the Partnership Entities.

The Magellan Parties, jointly and severally, represent, warrant and agree that:

(a) Registration. A registration statement on Form S-3 (File No. 333-109732) with respect to the Units has (i) been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder, (ii) been filed with the Commission under the Securities Act, and (iii) become effective under the Securities Act. Copies of such registration statement and each of the amendments thereto, if any, have been delivered by the Partnership to the Underwriter. As used in this Agreement, “Effective Time” means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; “Effective Date” means the date of the Effective Time; “Preliminary Prospectus” means (i) the prospectus included in such registration statement, or amendments thereto, before such registration statement became effective under the Securities Act, (ii) any prospectus filed with the Commission by the Partnership with the consent of the Underwriter pursuant to Rule 424(a) of the Rules and Regulations, or (iii) any preliminary prospectus supplement, including the accompanying base prospectus, filed with the Commission by the Partnership with the consent of the Underwriter after the effectiveness of such registration statement pursuant to Rule 424(b) of the Rules and Regulations; “Registration Statement” means the registration statement referred to above, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to Rule 430A of the Rules and Regulations; and “Prospectus” means the final prospectus supplement relating to the Units and the offering thereof, including the accompanying base prospectus, as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations after the date and time this Agreement is executed. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any information incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in the Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any periodic report of the Partnership filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

(b) No Material Misstatements or Omissions. The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which the statements were made); and each of the statements made by the Partnership in the Registration Statement, and to be made in the Prospectus and any further amendments or supplements to the Registration Statement or Prospectus within the coverage of Rule 175(b) of the Rules and Regulations under the Securities Act, including (but not limited to) any statements with respect to future available cash or future cash distributions of the Partnership or the anticipated ratio of taxable income to distributions was made or will be made with a reasonable basis and in good faith. Notwithstanding the foregoing, no representation or warranty is made as to information in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Partnership in writing by or on behalf of the Underwriter expressly for use therein.

(c) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus and any Preliminary Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the Rules and Regulations thereunder, and none of such documents contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus and any Preliminary Prospectus, respectively, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the Rules and Regulations thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) Formation and Qualification of the Magellan Partnerships. Each of the Partnership, the Operating Partnership, MPL LP, MTH LP, MPH LP, MAP LP and MAS LP has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), has full partnership power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is duly registered or qualified to do business as a foreign limited partnership in each jurisdiction set forth opposite its name on Annex 2 hereto, and such jurisdictions constitute all of the jurisdictions, with respect to each of the Partnership, the Operating Partnership, MPL LP, MTH LP, MPH LP, MAP LP and MAS LP, in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so register or qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, securityholders’ equity or results of operations of the Partnership Group, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

(e) Formation and Qualification of the Magellan Limited Liability Companies. Each of the General Partner, MPGP LLC, MNGL LLC and Osage has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability

Company Act (the “Delaware LLC Act”), has full limited liability company power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, and is duly registered or qualified to do business as a foreign limited liability company in each jurisdiction set forth opposite its name on Annex 2 hereto, and such jurisdictions constitute all of the jurisdictions, with respect to each of the General Partner, MPGP LLC, MNGL LLC and Osage, in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so register or qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, securityholders’ equity or results of operations of the Partnership Group, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

(f) Formation and Qualification of OLP GP. OLP GP has been duly incorporated and is validly existing as a corporation in good standing under the Delaware General Corporation Law of the State of Delaware (the “DGCL”), has full corporate power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, and is duly qualified to do business as a foreign corporation in each jurisdiction set forth opposite its name on Annex 2 hereto, and such jurisdictions constitute all of the jurisdictions in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to so register or qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, securityholders’ equity or results of operations of the Partnership Group, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

(g) Ownership of Interests; Subsidiaries. Other than (i) the General Partner’s ownership of the 2% general partner interest in the Partnership, (ii) the Partnership’s ownership of 100% of the member interests in MPGP LLC, 100% of the common stock of OLP GP, a 99.999% limited partner interest in the Operating Partnership and a 99.999% limited partner interest in MPL LP, (iii) OLP GP’s ownership of a 0.001% general partner interest in the Operating Partnership, (iv) MPGP LLC’s ownership of a 0.001% general partner interest in MPL LP, (v) the Operating Partnership’s ownership of a 99.999% limited partner interest in each of MAP LP, MTH LP, MPH LP and MAS LP, 100% of the member interests in MNGL LLC and 50% of the member interests in Osage and (vi) MNGL LLC’s ownership of a 0.001% general partner interest in each of MAP LP, MTH LP, MPH LP and MAS LP, none of the Partnership Entities own and, at each Delivery Date (as defined in Section 5 herein), will own, directly or indirectly, any equity of any corporation, partnership, limited liability company, joint venture, association or other entity; and none of these entities, other than the Operating Partnership, MPL LP and MTH LP, is a “significant subsidiary” of the Partnership as such term is defined in Rule 405 of the Rules and Regulations.

(h) Ownership of the General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the agreement of limited partnership of the Partnership (as the same may be amended or restated on or prior to any Delivery Date (the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (collectively, “Liens”).

(i) Ownership of the Sponsor Units, Incentive Distribution Rights and Outstanding Common Units. As of the date of the Prospectus, other than the Firm Units to be offered by the Selling Unitholder hereby, the Partnership has no limited partner interests issued and outstanding other than the following:

(i) 289,558 Common Units owned by the Selling Unitholder (collectively, the “Sponsor Units”);

(ii) the Incentive Distribution Rights (as defined in the Partnership Agreement) held by the General Partner; and

(iii) 60,391,370 Common Units and 5,679,696 Subordinated Units (as defined in the Partnership Agreement) held by public unitholders,

all of such Sponsor Units, Incentive Distribution Rights, Common Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act); and the General Partner owns all of such Incentive Distribution Rights, free and clear of all Liens.

(j) Valid Issuance of Units. The Firm Units and the Option Units, if any, and the limited partner interests represented thereby, to be sold by the Selling Unitholder to the Underwriter pursuant to this Agreement, have been duly and validly authorized and have been duly and validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act); the Firm Units and the Option Units, if any, when issued and delivered against payment therefor as provided herein will conform to the descriptions thereof contained in the Prospectus.

(k) Ownership of OLP GP. The Partnership owns all of the outstanding capital stock of OLP GP; all of such capital stock has been duly and validly authorized and issued and is fully paid and nonassessable; and such capital stock is owned free and clear of all Liens.

(l) Ownership of MPGP LLC. The Partnership is the sole member of MPGP LLC with a 100% member interest in MPGP LLC; such member interest has been duly authorized and validly issued in accordance with the limited liability company agreement of MPGP LLC (as the same may be amended or restated on or prior to any Delivery Date, the “MPGP LLC Agreement”), and is fully paid (to the extent required under the MPGP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Partnership owns such member interest free and clear of all Liens.

(m) Ownership of the Operating Partnership.

(i) OLP GP is the sole general partner of the Operating Partnership with a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the agreement of limited partnership of the Operating Partnership (as the same may be amended or restated on or prior to any Delivery Date, the “Operating Partnership Agreement”); and the OLP GP owns such general partner interest free and clear of all Liens.

(ii) The Partnership is the sole limited partner of the Operating Partnership with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all Liens.

(n) Ownership of MNGL LLC. The Operating Partnership is the sole member of MNGL LLC with a 100% member interest in MNGL LLC; such member interest has been duly authorized and validly issued in accordance with the limited liability company agreement of MNGL LLC (as the same may be amended or restated on or prior to any Delivery Date, the “MNGL LLC Agreement”), and is fully paid (to the extent required under the MNGL LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Operating Partnership owns such member interest free and clear of all Liens.

(o) Ownership of the LP Subsidiaries.

(i) MNGL LLC is the sole general partner of each of MAP LP, MAS LP, MPH LP and MTH LP (the “LP Subsidiaries”) with a 0.001% general partner interest in each of the LP Subsidiaries; each such general partner interest has been duly authorized and validly issued in accordance with each of the respective agreements of limited partnership of each of the LP Subsidiaries (as each may be amended and restated on or prior to any Delivery Date, the “LP Subsidiary Partnership Agreements”); and MNGL LLC owns each such general partner interest free and clear of all Liens.

(ii) The Operating Partnership is the sole limited partner of each of the LP Subsidiaries with a 99.999% limited partner interest in each of the LP Subsidiaries; each such limited partner interest has been duly authorized and validly issued in accordance with each of the respective LP Subsidiary Partnership Agreements and is fully paid (to the extent required under each of the LP Subsidiary Partnership Agreements) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act); and the Operating Partnership owns each such limited partner interest free and clear of all Liens.

(p) Ownership of the General Partner. The Selling Unitholder is the sole member of the General Partner with a 100% member interest in the General Partner; such member interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner (as the same may be amended or restated on or prior to any Delivery Date, the “GP LLC Agreement”), and is fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act).

(q) Ownership of MPL LP.

(i) MPGP LLC is the sole general partner of MPL LP with a 0.001% general partner interest in MPL LP; such general partner interest has been duly authorized and validly issued in accordance with the agreement of limited partnership of MPL LP (as the same may be amended or restated on or prior to any Delivery Date, the “MPL LP Partnership Agreement”); and MPGP LLC owns such general partner interest free and clear of all Liens.

(ii) The Partnership is the sole limited partner of MPL LP with a 99.999% limited partner interest in MPL LP; such limited partner interest has been duly authorized and validly issued in accordance with the MPL LP Partnership Agreement and is fully paid (to the extent required under the MPL LP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all Liens.

(r) Ownership of Osage. The Operating Partnership owns a 50% member interest in Osage; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Osage (as the same may be amended or restated on or prior to the Delivery Date, the “Osage LLC Agreement”), and is fully paid (to the extent required under the Osage LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Operating Partnership owns such member interest free and clear of all Liens.

(s) No Preemptive Rights, Options or Other Rights. Except for any such rights which have been effectively complied with or waived, (i) no person has the right, contractual or otherwise, to cause the Partnership to issue any partner interests in the Partnership or any equity interests in any other Partnership Entity, (ii) there are no preemptive rights, resale rights, rights of first refusal or other rights to purchase any partner interests in the Partnership or any equity interests in any other Partnership Entity, and (iii) no person has the right to act as an underwriter, or as a financial advisor to the Partnership, in connection with the offer and sale of the Units, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or the effectiveness of the Registration Statement or the sale of the Units as contemplated thereby or otherwise. Except as described in the Prospectus, there are no outstanding options or warrants to purchase (A) any Common Units, Subordinated Units, Incentive Distribution Rights or other interests in the Partnership or (B) any interests in the General Partner, the Operating Partnership, MPL LP or any other member of the Partnership Group.

(t) Authority. The Partnership has all requisite power and authority to consummate the transactions contemplated by this Agreement. On each Delivery Date, all corporate, partnership and limited liability company action, as the case may be, required to be taken by the Magellan Parties or any of their securityholders, partners or members for (A) the authorization of the Units, (B) the execution and delivery of this Agreement and (C) the consummation of the transactions contemplated by this Agreement, shall have been validly taken.

(u) Authorization and Enforceability of the Agreement. This Agreement has been duly authorized, executed and delivered by the Magellan Parties and constitutes the valid and legally binding agreement of each of the Magellan Parties enforceable against each of the

Magellan Parties in accordance with its terms; provided that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and provided further, that the indemnity, contribution and exoneration provisions contained therein may be limited by applicable laws and public policy.

(v) Authorization and Enforceability of Other Agreements.

(i) The Partnership Agreement has been duly authorized, executed and delivered and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms.

(ii) The Operating Partnership Agreement has been duly authorized, executed and delivered by OLP GP and the Partnership, and is a valid and legally binding agreement of OLP GP and the Partnership, enforceable against OLP GP and the Partnership in accordance with its terms.

(iii) The GP LLC Agreement has been duly authorized, executed and delivered by the Selling Unitholder, and is a valid and legally binding agreement of the Selling Unitholder, enforceable against the Selling Unitholder in accordance with its terms.

(iv) The MPL LP Agreement has been duly authorized, executed and delivered by MPGP LLC and the Partnership, and is a valid and legally binding agreement of MPGP LLC and the Partnership, enforceable against MPGP LLC and the Partnership in accordance with its terms.

(v) The MNGL LLC Agreement has been duly authorized, executed and delivered by the Operating Partnership, and is a valid and legally binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms.

(vi) Each of the LP Subsidiary Partnership Agreements has been duly authorized, executed and delivered by the Operating Partnership and MNGL LLC and is a valid and legally binding agreement of the Operating Partnership and MNGL LLC, enforceable against the Operating Partnership and MNGL LLC in accordance with its terms.

(vii) The MPGP LLC Agreement has been duly authorized, executed and delivered by the Partnership, and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms.

(viii) The Osage LLC Agreement has been duly authorized, executed and delivered by the Operating Partnership and is a valid and legally binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms.

provided that, with respect to each agreement described in clause (v) above, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization,

moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and provided further, that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.

(w) No Conflicts or Violations. None of the (i) execution, delivery and performance of this Agreement by the Magellan Parties, or (ii) consummation of the transactions contemplated hereby (A) conflicts or will conflict with or constitutes or will constitute a breach or violation of any provision of the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement or operating agreement, certificate of incorporation or bylaws or any other organizational documents of any of the Partnership Entities, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over any of the Partnership Entities or any of their assets or properties in a proceeding to which any of them or other property is a party or (D) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities, in the case of clauses (B), (C) or (D), which conflicts, breaches, violations or defaults would have a material adverse effect upon the condition (financial or other), business, prospects, properties, securityholders’ equity or results of operations of the Partnership Group, taken as a whole.

(x) No Registration Rights. Except for the Registration Rights Agreement dated as of April 13, 2005 by and among the Partnership, Kayne Anderson MLP Investment Company, Fiduciary/Claymore MLP Opportunity Fund, Energy Income and Growth Fund and Tortoise Energy Infrastructure Corporation and as described in the Prospectus, there are no contracts, agreements or understandings between any of the Partnership Entities and any person granting such person the right to require the Partnership to file a registration statement under the Securities Act with respect to any securities of any member of the Partnership Group owned or to be owned by such person or to require the Partnership to include such securities with the Units registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by any of the Partnership Entities under the Securities Act.

(y) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court or arbitrator or governmental or regulatory authority (a “Consent”) is required for the execution, delivery and performance of this Agreement by the Magellan Parties and the consummation of the transactions contemplated hereby, except for such Consents (i) required under the Securities Act, the Exchange Act, and state securities or Blue Sky laws, and (ii) that, if not obtained or made, would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, assets or results of operations of the Partnership Group, taken as a whole.

(z) No Sales. No Partnership Entity has sold or issued any Common Units, Subordinated Units or other interests in the Partnership during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act other than Common Units issued pursuant to employee benefit plans, qualified options plans or other employee compensation plans.

(aa) No Material Adverse Change. Neither the General Partner nor any member of the Partnership Group has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, (i) there has not been any change in the capitalization or long-term debt of the General Partner or the capitalization or consolidated long-term debt of the Partnership Group, taken as a whole, other than the two-for-one common unit split that occurred on April 12, 2005 or (ii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, securityholders’ equity, capitalization, results of operations, business or prospects of the Partnership Group, taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

(bb) Financial Statements. The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods to which they apply, and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The summary selected historical financial information set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) under the caption “Summary Selected Financial and Operating Data” is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived.

(cc) Independent Public Accountants. Ernst & Young LLP, who have certified certain financial statements of the General Partner and the Partnership Group, and whose reports are included and incorporated by reference in the Prospectus and who have delivered the letter referred to in Section 9(h) hereof, are and have been, during the periods covered by the financial statements on which they reported, independent public accountants with respect to the General Partner and the Partnership Group as required by the Securities Act and the Rules and Regulations.

(dd) Title to Properties. The General Partner and each member of the Partnership Group have good and indefeasible title to all real property and good title to all personal property owned by them, in each case free and clear of all liens, claims, security interests, encumbrances and other defects, except (i) such as are described in the Prospectus or (ii) such as do not materially affect the value of such property taken as a whole and do not materially interfere with the use made and proposed to be made of such property taken as a whole as described in the Prospectus; provided that, with respect to title to pipeline rights-of-way, the Magellan Parties represent only that none of MPH LP, MAP LP, MPL LP or, to their knowledge, Osage, has received any actual notice or claim from any owner of land upon which its pipeline is located that any of such entities, as applicable, does not have sufficient title to enable it to use and occupy the pipeline rights-of-way as they are used and occupied as described in the Prospectus and which constitute valid claims or which have not been satisfied by the applicable parties that will have a material adverse effect on the condition (financial or other), business, prospects, properties or results of operations of the Partnership Group, taken as a whole. All assets held under lease or license by the members of the Partnership Group are held under valid, subsisting and enforceable leases or licenses, with such exceptions (i) as are not material and do not interfere with the use made and proposed to be made of such assets as they have been used as described in the Prospectus or (ii) that would not have a material adverse effect on the condition (financial or other), business, prospects, properties, securityholders’ equity or results of operations of the Partnership Group, taken as a whole.

(ee) Insurance. Each of the Partnership Entities carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of their respective properties and as is customary for businesses engaged in similar businesses in similar industries, and none of the Partnership Entities has received notice of cancellation or non-renewal of such insurance.

(ff) Intellectual Property. Each of the Partnership Entities owns or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of its business and none of the Partnership Entities is aware of any claim to the contrary or any challenge by any other person to the rights of any of the Partnership Entities with respect to the foregoing.

(gg) No Legal Proceedings. Except as described in the Prospectus, there are no legal or governmental proceedings pending to which any of the Partnership Entities is a party or of which any property or assets of any of the Partnership Entities is the subject that are required to be described in the Registration Statement or Prospectus and that are not described as required; and to the best knowledge of the Partnership Entities, no such proceedings are threatened by governmental authorities or by others.

(hh) Form S-3 Requirements. The conditions for use by the Partnership of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

(ii) Adequate Disclosure. There are no agreements, contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations thereunder which have not been described in the Prospectus or filed as exhibits to the Registration Statement.

(jj) Related Party Transactions. No relationship, direct or indirect, exists between or among any member of the Partnership Group on the one hand, and the securityholders, customers or suppliers of any member of the Partnership Group, the directors or officers of the General Partner, or any affiliate of a member of the Partnership Group, on the other hand, which is required to be described in the Prospectus, which is not so described.

(kk) No Labor Disputes. Except as described in the Prospectus, no labor disturbance by the employees of any member of the Partnership Group (and to the extent they perform services on behalf of any of any member of the Partnership Group, employees of the Selling Unitholder), exists or, to the knowledge of the Partnership Entities, is imminent or threatened, which might be expected to have a material adverse effect on the general affairs, management, consolidated financial position, securityholders’ equity, results of operations, business or prospects of the Partnership Group, taken as whole.

(ll) Employee Benefit Matters. The Partnership and the General Partner are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the General Partner or the Partnership would have any liability; neither the Partnership nor the General Partner has incurred nor does either expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the General Partner or the Partnership would have any liability that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

(mm) Tax Returns. Each of the Partnership Entities has filed (or has obtained extensions with respect to) all material tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has paid all taxes shown to be due pursuant to such returns, other than those (i) which, if not paid, would not have a material adverse effect on the condition (financial or other), business, prospects, properties, securityholders’ equity or results of operations of the Partnership Group, taken as a whole, or (ii) which are being contested in good faith. No tax deficiency has been determined adversely to any Partnership Entity which has had (nor does the Partnership have any knowledge of any tax deficiency which, if determined adversely to any Partnership Entity, might have) a material adverse effect on the condition (financial or other), business, prospects, properties, securityholders’ equity or results of operations of the Partnership Group, taken as a whole.

(nn) No Changes. Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, neither the General Partner nor any member of the Partnership Group has (i) issued or granted any securities, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any distributions.

(oo) Books and Records. The Partnership Entities (i) make and keep accurate books and records and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of the Partnership’s consolidated financial statements and to maintain accountability for the Partnership’s consolidated assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(pp) No Violations or Defaults. None of the Partnership Entities (i) is in violation of its certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate of incorporation or bylaws or other organizational or governing documents; (ii) is in breach or default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a breach or default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or (iv) has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii), (iii) and (iv) as would not have a material adverse effect on the condition (financial or other), business, assets or results of operations of the Partnership Group, taken as a whole, or could materially impair the ability of any of the Magellan Parties to perform their respective obligations, if any, under this Agreement.

(qq) FCPA. No Partnership Entity, nor any director, officer, agent, employee or other person associated with or acting on behalf of any Partnership Entity has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(rr) Environmental Compliance. Except as described in the Prospectus, none of the Partnership Entities has violated any environmental, safety, health or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), or lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease or operate their properties and conduct their business as described in the Prospectus or is violating any terms and conditions of any such permit, license or approval, which in each case would have a material adverse effect on the condition (financial or other), business, assets or results of operations of the Partnership Group, taken as a whole.

(ss) Investment Company. Neither the General Partner nor any member of the Partnership Group is, or, as of each Delivery Date after giving effect to the application of the net proceeds as described in the Prospectus, will be, an “investment company” as defined in the Investment Company Act of 1940, as amended.

(tt) Certificates. Each certificate signed by or on behalf of any Partnership Entity and delivered to the Underwriter or counsel for the Underwriter pursuant to this Agreement shall be deemed to be a representation and warranty by such Partnership Entity to the Underwriter as to the matters covered thereby.

(uu) Statistical Data. The statistical and market-related data included in the Prospectus and the Registration Statement are based on or derived from sources which the Partnership Entities believe to be reliable and accurate.

(vv) Compliance with Sarbanes-Oxley. The Partnership is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002.

Section 2. Representations, Warranties and Agreements of the Selling Unitholder.

The Selling Unitholder represents, warrants and agrees that:

(a) The Selling Unitholder has, and immediately prior to the applicable Delivery Date, will have, good and valid title to the Firm Units and the Option Units on such date, free and clear of all Liens other than such as exist under and as a result of the pledge of the Firm Units and Option Units to secure indebtedness outstanding, interest and other obligations under the Credit Agreement, dated as of December 10, 2004 (the “Selling Unitholder Credit Agreement”), among the Selling Unitholder, Lehman Brothers Inc. and Goldman Sachs Credit Partners L.P., as joint lead arrangers, Goldman Sachs Credit Partners L.P., as syndication agent, Lehman Commercial Paper Inc., as administrative agent, and the several banks and other financial institutions or entities from time to time parties to the Selling Unitholder Credit Agreement (the “Selling Unitholder Credit Agreement Permitted Liens”); and upon delivery of such Firm Units and Option Units, if any, and payment therefor pursuant hereto and thereto, good and valid title to such Firm Units and Option Units, if any, free and clear of all Liens, including the Selling Unitholder Credit Agreement Permitted Liens, will pass to the Underwriter.

(b) (i) The Selling Unitholder has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act, and has full partnership power and authority to enter into this Agreement; (ii) the execution, delivery and performance of this Agreement by the Selling Unitholder and the consummation by the Selling Unitholder of the transactions contemplated hereby (A) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Unitholder is a party or by which the Selling Unitholder is bound or to which any of the property or assets of the Selling Unitholder is subject, (B) will not result in any violation of the provisions of the certificate of limited partnership or the partnership agreement of the Selling Unitholder, or (C) will not violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Unitholder or the property or assets of the Selling Unitholder, in the case of clauses (ii)(A) and (ii)(C), which such conflicts, breaches, violations or defaults would have a material adverse effect on the condition (financial or other), business, prospectus, properties, securityholders’ equity or results of operations of the Selling Unitholder; and (iii) except for the registration of the Firm Units and the Option Units, if any, under the Securities Act and such consents, approvals, authorizations, registrations, filings or qualifications (A) as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Firm Units to the Underwriter, (B) as have been obtained or made or (C) if not so obtained or made, would not have a material adverse effect on the condition (financial or other), business, prospects, properties, securityholders’ equity or results of operations of the Selling Unitholder, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Selling Unitholder and the consummation by the Selling Unitholder of the transactions contemplated hereby and thereby.

(c) This Agreement has been duly authorized, executed and delivered by the Selling Unitholder and is valid and binding agreement of the Selling Unitholder, enforceable in accordance with its terms, provided that, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and provided further, that the indemnity, contribution and exoneration provisions contained therein may be limited by applicable laws and public policy.

(d) The Registration Statement relating to the Firm Units and the Option Units to be sold by the Selling Unitholder and the Prospectus and any further amendments or supplements to such Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, do not and will not, as of the applicable Effective Date (as to such Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which the statements were made); provided, however, (i) that the representation and warranty in this Section 2(d) shall only apply as to written information furnished to the Partnership or the Underwriter by the Selling Unitholder directly or through the Selling Unitholder’s representatives, specifically for inclusion therein and (ii) that no representation or warranty is made as to information contained in or omitted from such Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriter specifically for inclusion therein.

(e) The Selling Unitholder (i) is familiar with the Registration Statement relating to the Firm Units and the Option Units, if any, to be sold by the Selling Unitholder and the Prospectus (as amended or supplemented), (ii) has no knowledge, and its general partner has no knowledge, of any material fact, condition or information not disclosed in such Registration Statement, as of the Effective Date thereof, or the Prospectus (or any amendment or supplement thereto), as of the applicable filing date, which has adversely affected or may adversely affect the business of any Partnership Entity, and (iii) is not prompted to sell Units by any information concerning any of the Partnership Entities which is not set forth in the Registration Statement and the Prospectus.

(f) The Selling Unitholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(g) Each certificate signed by or on behalf of the Selling Unitholder and delivered to the Underwriter or counsel for the Underwriter pursuant to this Agreement shall be deemed to be a representation and warranty by the Selling Unitholder to the Underwriter as to the matters covered thereby.

(h) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Selling Unitholder and any person that would give rise to a valid claim against such Selling Unitholder, any Partnership Entity or the Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

Section 3. Purchase of the Units by the Underwriter.

On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Selling Unitholder agrees to sell the Firm Units to the Underwriter and the Underwriter agrees to purchase the Firm Units from the Selling Unitholder.

In addition, the Selling Unitholder grants to the Underwriter an option to purchase any or all of the Option Units. Such option (the “Option”) is granted for the purpose of covering over-allotments in the sale of Firm Units and is exercisable as provided in Section 5 hereof. The Option Units shall be purchased for the account of the Underwriter.

The price of both the Firm Units and any Option Units shall be $30.48 per Unit.

The Selling Unitholder shall not be obligated to deliver any of the Units to be delivered on any Delivery Date, as the case may be, except upon payment for all the Units to be purchased on such Delivery Date as provided herein.

Section 4. Offering of Units by the Underwriter.

Upon authorization by the Underwriter of the release of the Units, the Underwriter proposes to offer the Units for sale upon the terms and conditions set forth in the Prospectus.

Section 5. Delivery of and Payment for the Units.

Delivery of and payment for the Firm Units shall be made at the offices of Andrews Kurth LLP in Houston, Texas beginning at 9:00 a.m. Houston, Texas time, on the fourth full business day following the date of this Agreement or at such other time, date or place as shall be determined by agreement between the Underwriter, the Selling Unitholder and the Partnership. This date and time are sometimes referred to as the “First Delivery Date.” On the First Delivery Date, the Selling Unitholder shall deliver or cause to be delivered the Firm Units to the Underwriter for the account of the Underwriter in book entry form through the facilities of the Depository Trust Company against payment to or upon the order of the Selling Unitholder of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder. Upon delivery, the Firm Units shall be registered in such names and in such denominations as the Underwriter shall request in writing not less than two full business days prior to the First Delivery Date.

The Option granted in Section 3 will expire thirty (30) days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Selling Unitholder by the Underwriter. Such notice shall set forth the aggregate number of Option Units as to which the Option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Underwriter, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the Option shall have been exercised nor later than the fifth business day after the date on which the Option shall have been exercised. The date and time the Option Units are delivered are sometimes referred to as a “Second Delivery Date” and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a “Delivery Date.”

Delivery of and payment for the Option Units shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Underwriter, the Selling Unitholder and the Partnership) beginning at 9:00 a.m., Houston, Texas time, on such Second Delivery Date. On such Second Delivery Date, the Selling Unitholder shall deliver or cause to be delivered the Option Units to the Underwriter for the account of the Underwriter in book entry form through the facilities of the Depository Trust Company against payment to or upon the order of the Selling Unitholder of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Units shall be registered in such names and in such denominations as the Underwriter shall request.

Section 6. Further Agreements of the Magellan Parties.

Each of the Magellan Parties, jointly and separately, covenants and agrees with the Underwriter:

(a) (i) To prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission’s close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; (ii) to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the last Delivery Date except as permitted herein; (iii) to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; (iv) to file promptly all reports and other documents required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering and sale of the Firm Units; (v) to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and (vi) in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b) At the request of the Underwriter, to furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(c) To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Underwriter and, upon its request, to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

(d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Partnership or the Underwriter, be required by the Securities Act or requested by the Commission;

(e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing;

(f) As soon as practicable after the Effective Date, to make generally available to the Partnership’s securityholders and to deliver to the Underwriter an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Partnership, Rule 158);

(g) For a period of two (2) years following the Effective Date, to furnish or to make available via the Commission’s Electronic Data Gathering, Analysis and Retrieval (EDGAR) System to the Underwriter copies of all materials furnished by the Partnership to its securityholders and all public reports and all reports and financial statements furnished by the Partnership to the principal national securities exchange or automated quotation system upon which the Units may be listed pursuant to requirements of or agreements with such exchange or system or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

(h) Promptly from time to time to take such action as the Underwriter may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in connection therewith the Partnership shall not be required to qualify as a foreign limited partnership or to file a general consent to service of process in any jurisdiction;

(i) For a period of sixty (60) days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into or exchangeable for Common Units (other than (i) Common Units issued pursuant to employee benefit plans, qualified option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights, or (ii) after the expiration of the Option (as provided in Section 5 hereof), registered Common Units sold to one or more investors in a transaction other than an underwritten public offering; provided, however, that any such investor purchasing such Common Units will furnish to the Underwriter a letter in substantially the form of Exhibit A hereto with respect to the period between the date of any such sale and the date sixty (60) days after the date of the Prospectus), or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than the grant of options pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, in each case without the prior written consent of the Underwriter; and to cause each person listed on Annex 1 to furnish to the Underwriter, prior to the First Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto, pursuant to which each such person shall agree not to, directly or indirectly, (A) offer for sale, sell, pledge or otherwise dispose of or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of any Common Units or securities convertible into or exchangeable for Common Units or (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, in each case for a period of sixty (60) days from the date of the Prospectus, without the prior written consent of the Underwriter;

(j) To take such steps as shall be necessary to ensure that neither the General Partner nor any member of the Partnership Group shall become an “investment company” as defined in the Investment Company Act of 1940, as amended; and

(k) To not directly or indirectly take any action designed to or which constitutes or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

Section 7. Further Agreements of the Selling Unitholder.

The Selling Unitholder agrees:

(a) For a period of sixty (60) days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into or exchangeable for Common Units (other than (i) the Units, (ii) Common Units issued pursuant to employee benefit plans, qualified option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights, or (iii) after the expiration of the Option (as provided in Section 5 hereof), registered Common Units sold to one or more investors in a transaction other than an underwritten public offering; provided, however, that any such investor purchasing such Common Units will furnish to the Underwriter a letter in substantially the form of Exhibit A hereto with respect to the period between the date of any such sale and the date sixty (60) days after the date of the Prospectus), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, in each case without the prior written consent of the Underwriter.

(b) That the Firm Units and the Option Units, if any, are to be sold by the Selling Unitholder subject to the interest of the Underwriter and that the Selling Unitholder shall not, directly or indirectly, take any action that may terminate its obligations hereunder.

(c) To deliver to the Underwriter prior to the applicable Delivery Date, a properly completed and executed United States Treasury Department Form W-9.

Section 8. Expenses.

The Magellan Parties agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Units and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Units; (f) any applicable listing or other fees; (g) the fees and expenses of qualifying the Units under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriter); (h) the cost of printing certificates representing the Units and the costs and charges of any transfer agent or registrar; and (i) all other costs and expenses incident to the performance of the obligations of the Partnership and the Selling Unitholder under this Agreement; provided that, except as provided in this Section 8 and in Sections 10 and 12, the Underwriter shall pay its own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Units which they may sell and the expenses of advertising any offering of the Units made by the Underwriter, and the Selling Unitholder shall pay the fees and expenses of its counsel, and any transfer taxes payable in connection with its sale of Firm Units and the Option Units, if any, to the Underwriter; and

provided further, that the provisions of this Section 8 shall not affect any agreement that the Partnership and the Selling Unitholder may have entered into, or may hereafter enter into, with respect to the sharing or reimbursement of any of the foregoing costs and expenses.

Section 9. Conditions of the Underwriter’s Obligations.

The obligations of the Underwriter hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Magellan Parties and the Selling Unitholder contained herein, to the performance by the Magellan Parties and the Selling Unitholder of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been disclosed to the Underwriter and complied with to its satisfaction.

(b) All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Partnership and the Selling Unitholder shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(c) Vinson & Elkins L.L.P. shall have furnished to the Underwriter their written opinion, as counsel to the Partnership, addressed to the Underwriter and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriter with respect to the matters set forth in Exhibit B to this Agreement.

(d) The Underwriter shall have received from Lonny Townsend, General Counsel of the General Partner, his written opinion, addressed to the Underwriter and dated such Delivery Date, in form and substance satisfactory to the Underwriter, with respect to the matters set forth in Exhibit C to this Agreement.

(e) Intentionally omitted.

(f) Vinson & Elkins L.L.P., counsel for the Selling Unitholder, shall have furnished to the Underwriter its written opinion, as counsel to the Selling Unitholder, addressed to the Underwriter and dated each Delivery Date, as applicable, in form and substance reasonably satisfactory to the Underwriter, to the effect that:

(i) (1) The Selling Unitholder has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act, and has full partnership power and authority to enter into this Agreement; (2) the execution, delivery and performance of this Agreement, by the Selling Unitholder and the consummation by the Selling Unitholder of the transactions contemplated hereby (a) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Unitholder is a party or by which the Selling Unitholder is bound or to which any of the property or assets of the Selling Unitholder is subject, or (b) will not violate any statute or any order, rule or regulation, excluding any federal securities or state securities laws, known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Unitholder or the property or assets of the Selling Unitholder, in the case of clauses (2)(a) and 2(b), which such conflicts, breaches, violations or defaults would have a material adverse effect on the condition (financial or other), business, prospects, properties, securityholders’ equity or results of operations of the Selling Unitholder;

(ii) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Unitholder;

(iii) The Selling Unitholder is the record owner of the Firm Units and Option Units to be sold by the Selling Unitholder pursuant to this Agreement; and

(iv) Assuming the Underwriter acquires its interest in the Firm Units and Option Units, if any, to be sold by the Selling Unitholder to the Underwriter without notice of any adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)) and the Underwriter has paid the purchase price for such Firm Units and Option Units, if any, and has had such Firm Units and Option Units, if any, credited to the securities account of the Underwriter maintained with The Depository Trust Company, then the Underwriter will have a securities entitlement (as defined in Section 8-102(a)(17) of the UCC) to such Firm Units and Option Units, if any, purchased by the Underwriter and no action based on an adverse claim to such Firm Units and Option Units, if any, credited to such securities account, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against the Underwriter.

In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York, the laws of Texas and the Delaware LP Act and that such counsel is not admitted in the State of Delaware and (ii) in rendering the opinion in Section 9(f)(iii) above, rely upon a certificate of the Selling Unitholder in respect of matters of fact as to ownership of the Firm Units and Option Units, if any, sold by the Selling Unitholder, provided that, such counsel shall furnish copies thereof to the Underwriter and state that it believes that both the Underwriter and it are justified in relying upon such certificate. Such counsel shall also have furnished to the Underwriter a written statement, addressed to the Underwriter and dated the applicable Delivery Date, in form and substance satisfactory to the Underwriter, to the effect that (x) such counsel has acted as counsel to the Selling Unitholder on a regular basis and has acted as counsel to the Selling Unitholder in connection with the preparation of the Registration Statement which registered the Firm Units and Option Units, if any, to be sold by the Selling Unitholder, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement relating to the Firm Units and Option Units, if any, as of its Effective Date, contained any untrue statement of a material fact relating to the Selling Unitholder or omitted to state such a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact relating to the Selling Unitholder or omits to state such a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

(g) The Underwriter shall have received from Andrews Kurth LLP, counsel for the Underwriter, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus and other related matters as the Underwriter may reasonably require, and the Partnership and the Selling Unitholder shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(h) At the time of execution of this Agreement, the Underwriter shall have received from Ernst & Young LLP a letter or letters, in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the date hereof (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (the “PCAOB”) and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three (3) days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(i) With respect to the letter or letters of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Underwriter concurrently with the execution of this Agreement (the “initial letter”), the Partnership shall have furnished to the Underwriter a letter (the “bring-down letter”) of such accountants, addressed to the Underwriter and dated the First Delivery Date and dated any such subsequent Delivery Date (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the PCAOB and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three (3) days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter or letters.

(j) On each Delivery Date, the General Partner shall have furnished to the Underwriter a certificate, dated such Delivery Date, of a Vice President and its Chief Financial Officer stating that:

(i) the representations, warranties and agreements of the Magellan Parties contained in this Agreement are true and correct at and as of such Delivery Date; the Magellan Parties have complied with all the agreements contained in this Agreement and satisfied all the conditions contained in this Agreement on their part to be complied with or satisfied at or prior to such Delivery Date; and no event contemplated in Sections 9(l), 9(m) and 9(n) has occurred in respect of the Partnership Entities;

(ii) the Prospectus has been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been initiated or, to the knowledge of such officers, threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise has been disclosed to the Underwriter and complied with; and

(iii) they have carefully examined the Registration Statement and the Prospectus and (A) the Registration Statement and Prospectus do not include any untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the case of the Prospectus, in the light of the circumstances under which the statements were made, and (B) since the Effective Date no event has occurred which is required to be set forth in a supplement or amendment to the Registration Statement or the Prospectus.

(k) The Selling Unitholder shall have furnished to the Underwriter on the applicable Delivery Date a certificate, dated the applicable Delivery Date, signed by, or on behalf of, the Selling Unitholder stating that the representations, warranties and agreements of the Selling Unitholder contained herein are true and correct as of the applicable Delivery Date and that the Selling Unitholder has complied with all agreements contained herein to be performed by the Selling Unitholder at or prior to the applicable Delivery Date.

(l) None of the Partnership Entities shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus (i) any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or shall have become a party to or the subject of any litigation, court or governmental action, investigation, order or decree which is materially adverse to the Partnership Entities, taken as a whole or (ii) since such date there shall not have been any material adverse change in the partners’ or members’ capital, capital stock or short-term or long-term debt of the Partnership Entities, taken as a whole, or any change, or any development involving a prospective material adverse change, in or affecting the general affairs, operations, business, prospects, capitalization, management, financial position, securityholders’ equity or results of operations of the Partnership Entities, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), makes it in the judgment of the

Underwriter, impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(m) Subsequent to the execution and delivery of this Agreement, if any debt securities of any of the Partnership Entities are rated by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, (i) no downgrading shall have occurred in the rating accorded such debt securities and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any securities of any of the Partnership Entities.

(n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or in such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) trading in any securities of any of the Partnership Entities on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (iii) a banking moratorium shall have been declared by federal or state authorities, (iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions, including without limitation, as a result of terrorist activities after the date hereof, or the effect of international conditions on the financial markets in the United States shall be such, as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(o) The New York Stock Exchange, Inc. shall have approved the Units for supplemental listing, subject only to official notice of issuance.

(p) On or prior to the First Delivery Date, pursuant to Section 6(i) hereof, the General Partner shall have furnished to you a letter substantially in the form of Exhibit A hereto from each of its securityholders, executive officers and directors.

(q) The Partnership Entities and the Selling Unitholder shall have furnished the Underwriter such additional documents and certificates as the Underwriter or counsel for the Underwriter may reasonably request.

All opinions, letters, documents, evidence and certificates mentioned above or elsewhere in this Agreement shall be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

Section 10. Indemnification and Contribution.

(a) The Magellan Parties, jointly and severally, shall indemnify and hold harmless the Underwriter, its officers and employees, and any person who controls the Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which the Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any written or electronically produced materials or information provided electronically to investors by, or with the approval of, the Partnership in connection with the marketing of the offering of the Units (“Marketing Materials”), including any roadshow or investor presentations provided electronically to investors by the Partnership, (ii) the omission or alleged omission to state in the Registration Statement, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iv) any act or failure to act or any alleged act or failure to act by the Underwriter in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i), (ii) or (iii) above (provided that the Magellan Parties shall not be liable under this clause (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Underwriter through its gross negligence or willful misconduct), and shall reimburse the Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Magellan Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning the Underwriter furnished to the Partnership through the Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 10(f) hereof; and provided further, that this paragraph (a) with respect to any Preliminary Prospectus shall not inure to the benefit of the Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Units to any person by the Underwriter if the Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to such person within the time required by the Securities Act and the Rules and Regulations, and the untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact in the Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Partnership with Section 6(c) hereof. The foregoing indemnity agreement is in addition to any liability which the Magellan Parties may otherwise have to the Underwriter or to any officer, employee or controlling person of the Underwriter.

(b) The Selling Unitholder shall indemnify and hold harmless the Underwriter, its officers and employees, and any person who controls the Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Units), to which the Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), in the case of subparagraphs (i) and (ii) of this Section 10(b) to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon written information furnished to the Partnership or the Underwriter by the Selling Unitholder directly or through the Selling Unitholder’s representatives, specifically for inclusion therein; and shall reimburse the Underwriter, its officers and employees and each such controlling person for any legal or other expenses reasonably incurred by the Underwriter, its officers and employees or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Unitholder shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information concerning the Underwriter furnished to the Partnership through the Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 10(f) hereof; and provided, further, that with respect to any Preliminary Prospectus, the indemnity set forth in this paragraph (b) shall not inure to the benefit of the Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Units to any person by the Underwriter if the Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to such person within the time required by the Securities Act and the Rules and Regulations thereunder, and the untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact in the Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Partnership with Section 6(c) hereof. Notwithstanding the indemnity provisions set forth in this paragraph (b), in no event shall the Selling Unitholder be liable under the provisions of this Section 10 for any amount in excess of the total proceeds received by the Selling Unitholder from the sale of the Firm Units and Option Units, if any, by the Selling Unitholder (net of underwriting discounts and commissions, but before taxes and any other expenses) pursuant to this Agreement. The foregoing indemnity agreement is in addition to any liability which the Selling Unitholders may otherwise have to the Underwriter or any officer, employee or controlling person of the Underwriter.

(c) The Underwriter shall indemnify and hold harmless the Magellan Parties, their employees, the officers and directors of the General Partner, and any person who controls the Magellan Parties within the meaning of the Securities Act and the Selling Unitholder, its general partner and its directors and officers and any person who controls the Selling Unitholder within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Magellan Parties, the Selling Unitholder or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in the Registration Statement, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto any material fact necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Underwriter furnished to the Partnership through the Underwriter specifically for inclusion therein, and shall reimburse the Magellan Parties, the Selling Unitholder and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Magellan Parties, the Selling Unitholder or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to the Partnership, the Selling Unitholder or any such director, officer, employee or controlling person.

(d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriter shall have the right to employ counsel to represent jointly the Underwriter and its respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriter against the Magellan Parties or the Selling Unitholder under this Section 10 if, in the reasonable judgment of the Underwriter, it is advisable for the Underwriter and its officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of one such separate counsel (plus one local counsel if necessary) shall be paid by the Magellan Parties or the Selling Unitholder. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b), or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Magellan Parties and the Selling Unitholder, on the one hand, and the Underwriter on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Magellan Parties and the Selling Unitholder, on the one hand, and the Underwriter on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Magellan Parties and the Selling Unitholder, on the one hand, and the Underwriter on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Magellan Parties and the Selling Unitholder, on the one hand, and the total underwriting discounts and commissions received by the Underwriter with respect to the Units purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Units under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership, the Selling Unitholder or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Magellan Parties, the Selling Unitholder and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) The Underwriter confirms and the Magellan Parties and the Selling Unitholder acknowledge that the first paragraph under the subheading “Commissions and Expenses” on page S-11, the second paragraph under the subheading “Lock-Up Agreements” and the first paragraph under the subheading “Stabilization and Short Positions” on page S-12, all under the caption “Underwriting” in the Prospectus are correct and constitute the only information concerning the Underwriter furnished in writing to the Partnership by or on behalf of the Underwriter specifically for inclusion in the Registration Statement and the Prospectus.

Section 11. Termination.

The obligations of the Underwriter hereunder may be terminated by the Underwriter by notice given to and received by the Partnership prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 9(l), 9(m), or 9(n) shall have occurred or if the Underwriter shall decline to purchase the Units for any reason permitted under this Agreement.

Section 12. Reimbursement of Underwriter’s Expenses.

If the Selling Unitholder shall fail to tender the Units for delivery to the Underwriter by reason of any failure, refusal or inability on the part of any of the Magellan Parties or the Selling Unitholder to perform any agreement on its part to be performed, or because any other condition of the Underwriter’s obligations hereunder required to be fulfilled by any of the Magellan Parties or the Selling Unitholder is not fulfilled other than under Section 9(n)(i), (iii), (iv) or (v) hereof, the Magellan Parties will reimburse the Underwriter for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriter in connection with this Agreement and the proposed purchase of the Units, and upon demand the Magellan Parties shall pay the full amount thereof to the Underwriter. If this Agreement is terminated pursuant to Section 11 hereof by reason of the default of the Underwriter, then neither the Magellan Parties nor the Selling Unitholder shall be obligated to reimburse the Underwriter on account of those expenses.

Section 13. Notices.

All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriter, shall be delivered or sent by mail, telex or facsimile transmission to Wachovia Capital Markets, LLC, Attn: Mark Waxman, 7 St. Paul Street, 1st Floor, Baltimore, Maryland 21202 (Fax: (443)-263-6894);

(b) if to the Magellan Parties, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Partnership set forth in the Registration Statement, Attention: General Counsel (Fax: (918) 574-7039);

(c) if to the Selling Unitholder, shall be delivered or sent by mail, telex or facsimile transmission to: Magellan Midstream Holdings, L.P., P.O. Box 22186, Tulsa, Oklahoma 74121-2186, Attention: General Counsel (Fax: (918) 573-1055);

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Magellan Parties and the Selling Unitholder shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriter and the Underwriter shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Magellan Parties or the Selling Unitholder.

Section 14. Persons Entitled to Benefit of Agreement.

This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Magellan Parties, the Selling Unitholder and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Magellan Parties and the Selling Unitholder contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriter contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of directors of the General Partner, the officers of the General Partner who have signed the Registration Statement and any person controlling the General Partner within the meaning of Section 15 of the Securities Act and the Selling Unitholder, its general partner and its directors and officers and any person controlling the Selling Unitholder within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

Section 15. Survival.

The respective indemnities, representations, warranties and agreements of the Magellan Parties, the Selling Unitholder and the Underwriter contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

Section 16. Definition of the Terms “Business Day” and “Subsidiary”.

For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” and “affiliate” have their respective meaning set forth in Rule 405 of the Rules and Regulations.

Section 17. Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 18. Counterparts.

This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

Section 19. Headings.

The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature Pages to Follow]

If the foregoing correctly sets forth the agreement among the Magellan Parties, the Selling Unitholder and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

“Partnership”

MAGELLAN MIDSTREAM PARTNERS, L.P.

By:	Magellan GP, LLC, its General Partner

	By:	/s/ JOHN D. CHANDLER
	Name:	John D. Chandler
	Title:	Chief Financial Officer and Treasurer

“General Partner”

MAGELLAN GP, LLC

By:	/s/ JOHN D. CHANDLER
Name:	John D. Chandler
Title:	Chief Financial Officer and Treasurer

“Operating Partnership”

MAGELLAN OLP, L.P.

By:	Magellan GP, Inc., its General Partner

	By:	/s/ JOHN D. CHANDLER
	Name:	John D. Chandler
	Title:	Chief Financial Officer and Treasurer

Signature Page to the Underwriting Agreement

“OLP GP”

MAGELLAN GP, INC.

By:	/s/ JOHN D. CHANDLER
Name:	John D. Chandler
Title:	Chief Financial Officer and Treasurer

“MPL LP”

MAGELLAN PIPELINE COMPANY, L.P.

By:	Magellan Pipeline GP, LLC, its General Partner

	By:	/s/ JOHN D. CHANDLER
	Name:	John D. Chandler
	Title:	Chief Financial Officer and Treasurer

“MPGP LLC”

MAGELLAN PIPELINE GP, LLC

By:	/s/ JOHN D. CHANDLER
Name:	John D. Chandler
Title:	Chief Financial Officer and Treasurer

“Selling Unitholder”

MAGELLAN MIDSTREAM HOLDINGS, L.P.

By:	Magellan Midstream Holdings, L.P.

	By:	/s/ JOHN D. CHANDLER
	Name:	John D. Chandler
	Title:	Chief Financial Officer and Treasurer

Signature Page to the Underwriting Agreement

Accepted:
WACHOVIA CAPITAL MARKETS, LLC

By:	/s/ MARK WAXMAN
Authorized Representative Mark Waxman Director

Signature Page to the Underwriting Agreement

EXHIBIT A

LOCK-UP LETTER AGREEMENT

Wachovia Capital Markets, LLC

Attn: Equity Syndicate

7 St. Paul Street

Baltimore, Maryland 21202

Dear Sirs:

The undersigned understands that you propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by you (the “Underwriter”) of the common units (the “Units”) representing limited partner interests (the “Common Units”) of Magellan Midstream Partners, L.P., a Delaware limited partnership (the “Partnership”), and that the Underwriter proposes to reoffer the Units to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriter, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without your prior written consent, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Units owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, for a period of sixty (60) days after the date of the final Prospectus relating to the Offering.

In furtherance of the foregoing, the Partnership and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Partnership or the Selling Unitholder notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Units, I will be released from my obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Partnership, the Selling Unitholder and the Underwriter will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Exhibit A-1

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership, the Selling Unitholder and the Underwriter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated: May         , 2005

Exhibit A-2

ANNEX 1

John D. Chandler

Jim H. Derryberry

Patrick C. Eilers

N. John Lancaster, Jr.

Michael N. Mears

Richard A. Olson

Brett C. Riley

Thomas S. Souleles

Lonny E. Townsend

Don R. Wellendorf

Jay A. Wiese

Annex 2-1

ANNEX 2

JURISDICTIONS OF QUALIFICATION

Name of Entity	Jurisdiction of Qualification
Magellan GP, LLC	Delaware, Arkansas, Illinois, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Carolina, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin

Magellan Midstream Partners, L.P.	Alabama, Arkansas, Colorado, Connecticut, Delaware, Georgia, Illinois, Iowa, Kansas, Louisiana, Minnesota, Mississippi, Missouri, Nebraska, North Carolina, North Dakota, Oklahoma, South Carolina, South Dakota, Tennessee, Texas, Virginia, Wisconsin

Magellan Midstream Management, LLC	Arkansas, Delaware, Georgia, Illinois, North Dakota, South Dakota, Texas, Wisconsin

Magellan Midstream Holdings, L.P.	Alabama, Arkansas, Colorado, Connecticut, Delaware, Georgia, Iowa, Illinois, Kansas, Louisiana, Minnesota, Missouri, Nebraska, North Carolina, North Dakota, Oklahoma, South Carolina, South Dakota, Tennessee, Texas, Virginia, Wisconsin

Magellan GP, Inc.	Delaware, Alabama, Arkansas, Connecticut, Georgia, Illinois, Iowa, Kansas, Louisiana, Minnesota, Mississippi, Missouri, Nebraska, North Carolina, North Dakota, Oklahoma, South Carolina, Tennessee, Texas, Virginia

Magellan Pipeline GP, LLC	Delaware, Arkansas, Illinois, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin

Magellan Pipeline Company, L.P.	Arkansas, Colorado, Delaware, Illinois, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin

Magellan OLP, L.P.	Delaware, Alabama, Arkansas, Connecticut, Georgia, Illinois, Iowa, Kansas, Louisiana, Minnesota, Mississippi, Missouri, Nebraska, North Carolina, North Dakota, Oklahoma, South Carolina, Tennessee, Texas, Virginia

Annex 2-1

Name of Entity	Jurisdiction of Qualification
Magellan NGL, LLC	Delaware, Alabama, Arkansas, Connecticut, Georgia, Illinois, Iowa, Kansas, Louisiana, Minnesota, Mississippi, Missouri, Nebraska, North Carolina, North Dakota, Oklahoma, South Carolina, South Dakota, Tennessee, Texas, Virginia, Wisconsin

Magellan Terminals Holdings, L.P.	Delaware, Alabama, Arkansas, Connecticut, Georgia, Louisiana, Mississippi, Missouri, North Carolina, Oklahoma, South Carolina, Tennessee, Texas, Virginia

Magellan Ammonia Pipeline, L.P.	Delaware, Iowa, Kansas, Minnesota, Nebraska, Oklahoma, Texas

Magellan Pipelines Holdings, L.P.	Delaware, Illinois, Texas, Oklahoma

Magellan Asset Services, L.P.	Delaware, Arkansas, Colorado, Illinois, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin

Osage Pipe Line Company, LLC	Delaware, Kansas, Oklahoma

Annex 2-2

EXHIBIT B

FORM OF OPINION OF VINSON & ELKINS L.L.P.

(i) The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming the General Partner as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under the Delaware LP Act or the Partnership Agreement.

(ii) The Sponsor Units, the Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act); and the General Partner owns all of the Incentive Distribution Rights free and clear of all liens, encumbrances, security interests, equities, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming the General Partner as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under the Delaware LP Act or the Partnership Agreement.

(iii) The 2,100,000 Firm Units and the 289,558 Option Units, if any, to be issued and sold by the Selling Unitholder pursuant to this Agreement have been duly authorized and, when issued and delivered against payment therefor in accordance with this Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act).

(iv) Each of the Magellan Parties has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all corporate, partnership or limited liability company action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken.

(v) The Partnership owns all of the outstanding capital stock of OLP GP; all of such capital stock has been duly and validly authorized and issued and is fully paid and

Exhibit B-1

nonassessable; and such capital stock is owned free and clear of all liens, encumbrances, security interests, equities, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming the Partnership as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel.

(vi) OLP GP is the sole general partner of the Operating Partnership with a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement; and OLP GP owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming OLP GP as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming OLP GP as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under the Delaware LP Act or the Operating Partnership Agreement.

(vii) The Partnership is the sole limited partner of the Operating Partnership with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming the Partnership as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under the Delaware LP Act or the Operating Partnership Agreement.

(viii) MPGP LLC is the sole general partner of MPL LP with a 0.001% general partner interest in MPL LP; such general partner interest has been duly authorized and validly issued in accordance with the MPL LP Partnership Agreement; and MPGP LLC owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming MPGP LLC as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming MPGP LLC as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under the Delaware LP Act or the MPL LP Partnership Agreement.

Exhibit B-2

(ix) The Partnership is the sole limited partner of MPL LP with a 99.999% limited partner interest in MPL LP; such limited partner interest has been duly authorized and validly issued in accordance with the MPL LP Partnership Agreement and is fully paid (to the extent required under the MPL LP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming the Partnership as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under the Delaware LP Act or the MPL LP Partnership Agreement.

(x) The Partnership is the sole member of MPGP LLC with a 100% member interest in MPGP LLC; such member interest has been duly authorized and validly issued in accordance with the MPGP LLC Agreement, and is fully paid (to the extent required under the MPGP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Partnership owns such member interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming the Partnership as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under the Delaware LLC Act or the MPGP LLC Agreement.

(xi) The Operating Partnership is the sole member of MNGL LLC with a 100% member interest in MNGL LLC; such member interest has been duly and validly authorized and issued in accordance with MNGL LLC Agreement and is fully paid (to the extent required under MNGL LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Operating Partnership owns such member interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming the Operating Partnership as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under the Delaware LLC Act or the MNGL LLC Agreement.

(xii) MNGL LLC is the sole general partner of each of the LP Subsidiaries with a 0.001% general partner interest in each LP Subsidiary; each such general partner interest has been duly authorized and validly issued in accordance with the applicable LP

Exhibit B-3

Subsidiary Partnership Agreement; and MNGL LLC owns each such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming MNGL LLC as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming MNGL LLC as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under the Delaware LP Act or the applicable LP Subsidiary Partnership Agreement.

(xiii) The Operating Partnership is the sole limited partner of each of the LP Subsidiaries with a 99.999% limited partner interest in each such LP Subsidiary; each such limited partner interest has been duly authorized and validly issued in accordance with the applicable LP Subsidiary Partnership Agreement and is fully paid (to the extent required under each such LP Subsidiary Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17—607 of the Delaware LP Act); and the Operating Partnership owns each such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming the Operating Partnership as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under the Delaware LP Act or the applicable LP Subsidiary Partnership Agreement.

(xiv) The Selling Unitholder is the sole member of the General Partner with a 100% member interest in the General Partner; such member interest has been duly authorized and validly issued in accordance with the GP LLC Agreement, and is fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act).

(xv) Except for any such rights which have been effectively complied with or waived, (A) no person has the right, contractual or otherwise, to cause the Partnership to issue any partner interests in the Partnership or any equity interests in any other Partnership Entity, (B) there are no preemptive rights, resale rights, rights of first refusal or other rights to purchase any units in the Partnership or any equity interests in any other Partnership Entity, and (C) no person has the right to act as an underwriter, or as a financial advisor to the Partnership, in connection with the offer and sale of the Units, in the case of each of the foregoing clauses (A), (B) and (C), whether as a result of the filing or the effectiveness of the Registration Statement or the sale of the Units as contemplated thereby or otherwise. To such counsel’s knowledge, except as described in the Prospectus, there are no outstanding options or warrants to purchase (y) any Common Units, Subordinated Units, Incentive Distribution Rights or other interests in the Partnership or (z) any interests in the General Partner, the Operating Partnership, MPL LP or any other member of the Partnership Group.

Exhibit B-4

(xvi) The Operating Partnership owns a 50% membership interest in Osage; such membership interest has been duly authorized and validly issued in accordance with the Osage LLC Agreement, and is fully paid (to the extent required under the Osage LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Operating Partnership owns such membership interests free and clear of all liens, encumbrances, security interests, equities, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file with the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming the General Partner as debtor is on file with the Oklahoma UCC Central Filing Office—Oklahoma County Clerk or (C) otherwise known to such counsel, other than those created by or arising under the Delaware LLC Act or the Osage LLC Agreement.

(xvii) The execution, delivery and performance by the Magellan Parties of this Agreement and the consummation of the transactions contemplated hereby has not caused, and will not cause, as applicable, (A) a violation of the organizational documents of any of the Partnership Entities, (B) a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event) any agreement filed as an exhibit to the Registration Statement, the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2004 and any Current Report on Form 8-K filed by the Partnership since January 1, 2005 or (C) any violation of any federal statute, law or regulation, the laws of the State of New York, the laws of the State of Texas, the Delaware LP Act, the Delaware LLC Act or the DGCL, excluding any federal or state securities laws, or, to the knowledge of such counsel, any order, judgment, decree or injunction of any federal, Delaware or New York court or governmental agency or body directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is subject, excluding in the case of clauses (B) and (C), any such breaches, violations and defaults that would not have a material adverse effect on the condition (financial or other), business, assets or results of operations of the Partnership Group, taken as a whole.

(xviii) The statements contained in the Prospectus under the captions “Cash Distributions,” “Material Tax Consequences,” “Tax Considerations” and “Investment in Us by Employee Benefit Plans,” insofar as they constitute descriptions of contracts or legal proceedings or refer to statements of law or legal conclusions, are accurate and complete in all material respects, and the Units, the Subordinated Units and the Incentive Distribution Rights conform in all material respects to the descriptions thereof contained in the Prospectus under the captions “Summary—The Offering,” “Cash Distributions,” “Description of Common Units” and “Description of Subordinated Units.”

(xix) The opinion of Vinson & Elkins L.L.P. that is filed as Exhibit 8.1 to the Registration Statement is confirmed and the Underwriter may rely upon such opinion as if it were addressed to it.

Exhibit B-5

(xx) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

(xxi) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Partnership prior to such Delivery Date (except for the financial statements and the notes and financial schedules and other financial, statistical and accounting data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

(xxii) To the best of such counsel’s knowledge, there are no contracts or other documents that are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been described or filed as exhibits to the Registration Statement.

(xxiii) Neither the General Partner nor any member of the Partnership Group is an “investment company” as defined in the Investment Company Act of 1940, as amended.

Since such counsel has not conducted any independent investigation or verification with regard to the information set forth in the Registration Statement or Prospectus (except with respect to the opinions set forth herein), such counsel is not (except as aforesaid) passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained therein. Such counsel has participated, however, in conferences with officers and other representatives of the Partnership Entities, representatives of the independent registered public accounting firm of the Partnership and the Underwriter’s representatives, at which the contents of the Registration Statement and Prospectus and related matters were discussed. Based on the foregoing (relying as to factual matters in respect of the determination of materiality to a significant extent upon the statements of fact made by officers and other representatives of the Partnership Entities and the Selling Unitholder), no facts have come to such counsel’s attention that have led such counsel to believe that the Registration Statement, at the time such Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus contained an untrue statement of a material fact or omitted a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the date hereof, the Prospectus contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel, however, expresses no opinion with respect to the financial statements and notes and related schedules and other related financial, accounting and statistical data included in the Registration Statement or in the Prospectus or any further amendment or supplement thereto.

Exhibit B-6

Such counsel’s opinion may be limited to matters governed by the federal laws of the United States of America, the laws of the State of Texas, the laws of the State of New York, the DGCL, the Delaware LP Act and the Delaware LLC Act. Such counsel need not express any opinion with respect to the title of any members of the Partnership Group to any of their respective real or personal property or the accuracy of the descriptions or references in the Registration Statement to any real or personal property, and need not express any opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any members of the Partnership Group may be subject. Any references herein to such counsel’s knowledge shall mean the actual knowledge of such counsel’s attorneys substantially participating in the work of such firm as counsel with respect to the matters relating to the offering of the Units and without in any manner having conducted any investigation other than as described herein.

Exhibit B-7

EXHIBIT C

OPINION OF GENERAL COUNSEL

(i) Each of the Partnership, the Operating Partnership, MPL LP, MTH LP, MPH LP, MAP LP and MAS LP has been duly formed and is validly existing as a limited partnership under the Delaware LP Act, is duly registered or qualified to do business and is in good standing as a foreign limited partnership under the laws of the jurisdictions set forth on Annex 2 to this Agreement, and to such counsel’s knowledge, such jurisdictions are the only jurisdictions in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to so register or so qualify would not (A) have a material adverse effect on the condition (financial or other), business, assets or results of operations of the Partnership Group, taken as a whole, or (B) subject the limited partners of the Partnership to any material liability or disability; and each such partnership has all requisite partnership power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged.

(ii) Each of the General Partner, MNGL LLC, MPGP LLC and Osage has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act, is duly registered or qualified to do business and is in good standing as a foreign limited liability company under the laws of the jurisdictions set forth on Annex 2 to this Agreement, and to such counsel’s knowledge, such jurisdictions are the only jurisdictions in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to so register or so qualify would not (A) have a material adverse effect on the condition (financial or other), business, assets, results of operations of the Partnership Group, taken as a whole, or (B) subject the limited partners of the Partnership to any material liability or disability; and each such limited liability company has all requisite limited liability company power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged.

(iii) OLP GP has been duly formed and is validly existing in good standing as a corporation under the DGCL, is duly registered or qualified to do business and is in good standing as a foreign corporation under the laws of the jurisdictions set forth on Annex 2 to this Agreement, and to such counsel’s knowledge, such jurisdictions are the only jurisdictions in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to so register or so qualify would not (A) have a material adverse effect on the condition (financial or other), business, assets, results of operations of the Partnership Group, taken as a whole, or (B) subject the limited partners of the Partnership to any material liability or disability; and each such corporation has all requisite corporate power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged.

(iv) The (1) offering, issuance and sale by the Selling Unitholder of the Common Units, (2) execution, delivery and performance of this Agreement by the Magellan Parties and (3) consummation of the transactions contemplated by this Agreement will not constitute or result in: (A) a violation of the organizational documents of any Partnership Entity, (B) a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to or by which the

Exhibit C-1

General Partner or any member of the Partnership Group is bound or to which any of the property or assets of any member of the Partnership Group is subject, or (C) any violation of any order, rule or regulation of any court or governmental agency or body having jurisdiction over the General Partner, any member of the Partnership Group or any of the properties or assets of the Partnership Group, excluding any federal or state securities laws, except in the case of clauses (B) and (C) any such conflicts, breaches, violations or defaults that would not have a material adverse effect on the condition (financial or other), business, assets or results of operations of the Partnership Group, taken as a whole.

(v) (1) The Selling Unitholder has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act, and has full partnership power and authority to enter into this Agreement; (2) the execution, delivery and performance of this Agreement by the Selling Unitholder and the consummation by the Selling Unitholder of the transactions contemplated hereby (a) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Unitholder is a party or by which the Selling Unitholder is bound or to which any of the property or assets of the Selling Unitholder is subject, (b) will not result in any violation of the provisions of the certificate of limited partnership or agreement of limited partnership of the Selling Unitholder, or (c) will not violate any statute or any order, rule or regulation, excluding any federal securities or state securities laws, known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Unitholder or the property or assets of the Selling Unitholder, in the case of clauses (2)(a) and 2(c), which such conflicts, breaches, violations or defaults would have a material adverse effect on the condition (financial or other), business, prospects, properties, securityholders’ equity or results of operations of the Selling Unitholder; and (3) except for the registration of the Firm Units and the Option Units, if any, to be sold by the Selling Unitholder under the Securities Act and such consents, approvals, authorizations, registrations or qualifications, (A) as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Firm Units and the Option Units, if any, to be sold by the Selling Unitholder to the Underwriter, (B) as have been obtained or made and (C) if not so obtained or made, would not have a material adverse effect on the condition (financial or other), business, prospectus, properties, securityholders’ equity or results of operations of the Selling Unitholder, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Selling Unitholder and the consummation by the Selling Unitholder of the transactions contemplated hereby;

(vi) Except for the registration of the Common Units under the Securities Act and such permits, consents, approvals, authorizations, orders, registrations, filings or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Common Units by the Underwriter, no permit, consent, approval, authorization or order of, or filing, registration or qualification with, any such court or governmental agency or body is required for the (1) execution, delivery and performance of this Agreement by the Magellan Parties and (2) the consummation of the transactions contemplated by the Agreement, except for such permits, consents, approvals, authorizations, orders, registrations, filings or qualifications (A) as have been obtained or made or (B) would not have a

Exhibit C-2

material adverse effect on the condition (financial or other), business, assets or results of operations of the Partnership Group, taken as a whole.

(vii) Except as described in the Prospectus, there are no contracts, agreements or understandings between the any of the Partnership Entities and any person granting such person the right to require the Partnership to file a registration statement under the Securities Act with respect to any securities of any member of the Partnership Group owned or to be owned by such person or to require the Partnership to include such securities with the Units registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by any of the Partnership Entities under the Securities Act.

(viii) To the best of such counsel’s knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the General Partner or any member of the Partnership Group is a party or to which any property or assets of the Partnership Group is the subject which, if determined adversely to such party, might reasonably be expected to have a material adverse effect on the consolidated financial position, securityholders’ equity, results of operations, business or prospects of the Partnership Group, taken as whole; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others.

(ix) This Agreement has been duly authorized, executed and delivered by each of the Magellan Parties.

Any references herein to such counsel’s knowledge shall mean the actual knowledge or such counsel and the attorneys at the Partnership Entities and the Selling Unitholder substantially participating in the work respecting the matters relating to the Offering.

Exhibit C-3